Exhibit 99.1

Royal Gold Announces Reserve Increases and Production Forecast From Its
Royalty Operators for Calendar 2006

DENVER, Colo., April 11 /PRNewswire-FirstCall/ -- ROYAL GOLD, INC. (Nasdaq: RGLD; TSX: RGL), the leading precious metals royalty company, today announced updated ore reserve and additional mineralization estimates and production forecasts for its royalty properties in calendar year 2006. These reserves, additional mineralization and production estimates are provided to us by the operators of our royalty properties:

--	Pipeline Mining Complex - Barrick Gold Corporation;
--	Leeville project - Newmont Mining Corporation;
--	SJ Claims, Goldstrike mine - Barrick Gold Corporation;
--	Bald Mountain mine - Barrick Gold Corporation;
--	Troy mine - Revett Minerals Inc.;
--	Martha mine - Coeur d’Alene Mines Corporation;
--	Robinson mine - Quadra Mining Ltd.;
--	Mulatos mine - Alamos Gold, Inc.; and,
--	Taparko-Bouroum project - High River Gold Mines Ltd.

Stanley Dempsey, Chairman and Chief Executive Officer, commented, “We are pleased to report an expanded reserve base for our royalty portfolio. This increase reflects the effectiveness of our long-term growth strategy, the strength of our portfolio of assets and the quality of the operators behind these properties. Diversification of the Company’s revenue stream will position us well for sustained, long-term growth.”

At the end of calendar 2005, total reserves subject to the Company’s royalty holdings include 29.1 million ounces of gold, 18.7 million ounces of silver and 2.3 billion pounds of copper. This total reflects a net gain of 760,000 ounces of gold, 2.5 million ounces of silver, and 2.2 billion pounds of copper, over the prior calendar year estimates. About 1.1 million ounces of these reserves are subject to our GSR2 (“Super”) royalty at the Pipeline Mining Complex.

Following the property descriptions are Tables 1, 2, and 3 which display royalty reserves, additional mineralization, and estimated calendar 2006 production related to Royal Gold’s various royalty holdings as of December 31, 2005.

Royalty Profiles

Pipeline Mining Complex (Lander County, Nevada)

At the Pipeline Mining Complex, in Lander County, Nevada, the Company holds two sliding-scale gross smelter return royalties (“GSR1” and “GSR2”) and a fixed-rate gross smelter return royalty (“GSR3”). A GSR royalty is a defined percentage of the gross revenue from a resource extraction operation, with no deduction for any costs paid by or charged to the operator. In addition, the Company holds a net value royalty (“NVR1”) at this complex. This NVR is defined as a passive interest in a resource extraction operation that is determined on the basis of deducting contract-defined processing- related and associated capital costs, but not mining costs. The GSR1 royalty covers the current mine footprint, and the GSR2 (“Super”) royalty covers any reserves that are developed on the claim block lying outside the current mine footprint. The GSR2 royalty pays out at a rate that is 80% higher than that of GSR1, at all gold prices. The GSR3 royalty rate is fixed at 0.71% for the life of the mine. The 0.39% NVR1 royalty covers production from the GAS Claims, an area of interest of approximately 4,000 acres that includes the South Pipeline deposit and Crossroads area, but not including the Pipeline deposit. Current production from the Pipeline Mining Complex is subject to GSR1, GSR3 and NVR1 royalties.

The Pipeline Mining Complex is owned by the Cortez Joint Venture (“Cortez”), a joint venture between Barrick Gold Corporation (60%), the world’s largest gold producer, and Kennecott Explorations (Australia) Ltd. (40%), a subsidiary of Rio Tinto.

Barrick Gold Corporation (“Barrick”) has advised the Company that the Pipeline Mining Complex is expected to produce approximately 385,000 ounces of gold in calendar 2006 that are subject to the Company’s royalties. Barrick also informed the Company that it has updated its ore reserve estimates for the Pipeline Mining Complex, as of December 31, 2005, based on a gold price of $400 per ounce. The Crossroads deposit, which is subject to our GSR2 royalty, is included in this updated reserve estimate. (See Tables 1, 2 and 3.)

Leeville Project (Eureka County, Nevada)

Royal Gold holds a 1.8% carried working interest, which calculates as a net smelter return (“NSR”) royalty covering a portion of the Leeville project (“Leeville”). An NSR royalty is a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance and smelting costs.

Newmont has advised the Company that it anticipates production of approximately 32,000 ounces of gold at Leeville South and 209,000 ounces of gold at Leeville North attributable to Royal Gold’s royalties in calendar 2006. The operator has also informed the Company that it has updated its ore reserve estimates for the Leeville project, as of December 31, 2005, based on a gold price of $400 per ounce. (See Tables 1, 2 and 3.)

SJ Claims, Goldstrike Mine (Eureka County, Nevada)

The Company owns a 0.9% NSR royalty covering a portion of the Betze-Post mine, known as the SJ Claims. The Betze-Post mine, which is a portion of the larger Goldstrike operation, is operated by Barrick.

Barrick has advised the Company that it anticipates production of approximately 903,000 ounces of gold in calendar 2006 from the SJ Claims that are subject to the Company’s royalty. The operator also reported that it has updated its ore reserve estimate for the SJ Claims, as of December 31, 2005, based on a $400 gold price per ounce. (See Tables 1 and 3.)

Troy Mine (Lincoln County, Montana)

Royal Gold holds a 7.0% GSR royalty that covers the Troy underground mine operated by Revett Silver Company, a subsidiary of Revett Minerals Inc. (“Revett”). This 7.0% GSR royalty extends until either cumulative production reaches approximately 9.9 million ounces of silver and 84.6 million pounds of copper, or Royal Gold receives $10.5 million in cumulative payments, whichever occurs first.

Royal Gold also holds a GSR royalty that begins at 6.1% on any production in excess of 11.0 million ounces of silver and 94.1 million pounds of copper. This 6.1% GSR royalty steps down to a perpetual 2.0% GSR royalty after cumulative production has exceeded 12.7 million ounces of silver and 108.2 million pounds of copper.

Revett has advised the Company that it anticipates production of approximately 1.8 million ounces of silver and 15.6 million pounds of copper in calendar year 2006 that are subject to the Company’s royalties, assuming Troy meets its production targets in a timely manner. Revett has also informed the Company that its ore reserve estimates are based on a $7.00 per ounce silver price and $1.60 per pound copper price. (See Tables 1, 2 and 3.)

Bald Mountain Mine (White Pine County, Nevada)

Royal Gold holds a 1.75% to 3.5% NSR sliding-scale royalty on a portion of the Bald Mountain mine, operated by Barrick. The sliding-scale moves up 0.25% for each $25 per ounce of gold price increase, starting at $375 per ounce, in 1986 dollars.

Barrick has informed the Company that it is assessing current mine plans at Bald Mountain and will have production guidance around mid-calendar 2006. At such time, Royal Gold will update production guidance related to the Company’s royalty at Bald Mountain. Barrick has also advised the Company that it has updated its ore reserve estimates for Bald Mountain, as of December 31, 2005, based on a gold price of $400 per ounce. (See Tables 1, 2 and 3.)

Martha Mine (Santa Cruz Province, Argentina)

The Company holds a 2.0% NSR royalty on the Martha silver mine operated by Coeur d’Alene Mines Corporation (“Coeur”).

Coeur has informed the Company that it anticipates the Martha mine will produce approximately 2.5 million ounces of silver in calendar 2006 attributable to Royal Gold’s interest. Coeur has also advised the Company that it has updated its ore reserve estimates for the Martha mine, as of December 31, 2005, based on a silver price of $6.50 per ounce. (See Tables 1, 2 and 3.)

Mulatos Mine (Sonora, Mexico)

Royal Gold holds a sliding-scale NSR royalty at the Mulatos Project, an open pit, heap leach gold mine, nearing completion of construction. The sliding-scale ranges from 0.30% at an average quarterly gold price of $299.99 or below, up to a maximum of 1.5% when the price of gold averages $400 per ounce or higher. The royalty is capped at two million ounces of gold. The mine is owned and operated by Alamos Gold, Inc. (“Alamos”).

Alamos has informed the Company that it anticipates production of approximately 139,000 ounces of gold for calendar year 2006 that are subject to the Company’s royalty. Royal Gold began to receive its royalty on production beginning April 1, 2006. Alamos has also advised the Company that it has updated its ore reserve estimates for Mulatos, as of December 31, 2005, based on a gold price of $350 per ounce. (See Tables 1, 2 and 3.)

Robinson Mine (White Pine County, Nevada)

Royal Gold holds a 3% NSR royalty on the Robinson mine, an open pit copper mine with significant gold and molybdenum credits. The operator is Quadra Mining Ltd. (“Quadra”). The Company will begin receiving revenue from this 3.0% NSR royalty when a $20.0 million reclamation trust account is fully funded. Royal Gold expects to receive royalty revenue in the second half of calendar 2006.

Quadra has informed the Company that in calendar year 2006 it anticipates production of approximately 53,500 ounces of gold, 128-132 million pounds of copper, and 0.5 to 1.0 million pounds of molybdenum attributable to Royal Gold’s royalty position. Quadra has also advised the Company that it has updated its ore reserve estimates for the Robinson mine, as of December 31, 2005, based on a gold price of $425 per ounce and a copper price of $1.15 per pound.

The operator has reported that no molybdenum values were used in the update of the ore reserves nor will a molybdenum grade be reported because of the level of understanding and support for estimating grade and tons (tonnes). (See Tables 1 and 3.)

Taparko Mine (Burkina Faso, West Africa)

Royal Gold holds two initial concurrent production payments, both equivalent to GSR royalties, and two subsequent GSR royalties at the Taparko- Bouroum project, an open pit gold operation currently under construction. The operator, High River Gold Mines Ltd., expects the majority of construction of the Taparko-Bouroum project to be completed in the first quarter of calendar 2007, with production commencing shortly thereafter.

The first GSR-equivalent royalty is fixed at a rate of 15.0% (“TB-GSR1”). The second GSR-equivalent royalty pays out at a rate of 4.3% (“TB-GSR2”) when the average monthly gold price ranges between $385 and $430 per ounce, and changes to a sliding-scale royalty when the average monthly gold price is outside of this range. The calculated rate, expressed as a percentage, is determined by dividing the average monthly gold price by 100 for gold prices above $430 per ounce, or by dividing the average monthly gold price by 90 for gold prices below $385 per ounce (e.g., a $450 per ounce gold price results in a rate of 450/100 = 4.5%). Both TB-GSR1 and TB-GSR2 continue until either production reaches 804,420 ounces of gold, or payments totaling $35 million under TB-GSR1 are received by Royal Gold, whichever comes first.

The two subsequent royalties consist of a 2.0% GSR tail royalty (“TB-GSR3”), applicable to gold production from defined portions of the Taparko-Bouroum project area, and a 0.75% milling royalty (“TB-MR1”). The TB-MR1 applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities to a maximum of 1.1 million tons per year. Both the TB-GSR3 and TB-MR1 royalties commence once TB-GSR1 and TB-GSR2, described earlier, have ceased.

High River has advised the Company that it has updated its ore reserve estimates for the Taparko mine, as of December 31, 2005, based on a gold price of $400 per ounce. (See Table 1.)

Corporate Profile

Royal Gold, Inc. is a precious metals royalty company engaging in the acquisition and management of precious metals royalty interests. Royal Gold is publicly traded on the Nasdaq Market System, under the symbol “RGLD,” and on the Toronto Stock Exchange under the symbol “RGL.” The Company’s web page is located at www.royalgold.com.

Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: With the exception of historical matters, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein. Such forward-looking statements include statements regarding sustained long-term growth, production estimates for calendar 2006 provided by third-party operators, reserves and mineralization estimates provided by third party operators, and the sliding- scale features of our royalty structure at the Pipeline Mining Complex, the Bald Mountain mine and the Mulatos mine. Factors that could cause actual results to differ materially include, among others, changes in precious metals prices, decisions and activities of the operators of our royalty properties, mine completion, funding of the reclamation trust fund, unanticipated grade, geological, metallurgical, processing or other problems the operators of the mining properties may encounter, changes in project parameters as plans continue to be refined, results of current or planned exploration activities, continued diversification of our royalty base, economic and market conditions, and future financial needs or opportunities, and the impact of any future acquisitions, as well as other factors described elsewhere in this press release and in our Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. Most of these factors relate to activities of the mine operators and are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made herein. Readers are cautioned not to put undue reliance on forward-looking statements.

TABLE 1
Royal Gold’s Royalty Portfolio

Proven and Probable Gold Reserves(1)
as of December 31, 2005

PROPERTY	ROYALTY(2)	OPERATOR	CATEGORY(4)

Pipeline GSR1	0.40 - 5.0% GSR (sliding-scale)	Barrick(3)	Reserve
Pipeline GSR2	0.72 - 9.0% GSR (sliding-scale)	Barrick(3)	Reserve
Pipeline GSR3	0.71% GSR	Barrick(3)	Reserve
Pipeline NVR1	0.39% NVR	Barrick(3)	Reserve
Leeville North	1.8% NSR	Newmont	Reserve
Leeville South	1.8% NSR	Newmont	Reserve
SJ Claims - Goldstrike	0.9% NSR	Barrick(3)	Reserve
Bald Mountain	1.75 - 3.5% NSR (sliding-scale)	Barrick(3)	Reserve
Mulatos	0.03 - 1.5% NSR (sliding-scale)	Alamos(3)	Reserve
Robinson	3.0% NSR	Quadra(3)	Reserve
Taparko	15.0% GSR (sliding-scale)	High River(3)	Reserve
Taparko	4.3% GSR (or a sliding-scale)	High River(3)	Reserve

TABLE  1
Royal Gold’s Royalty Portfolio

Proven and Probable Gold Reserves(1)
as of December 31, 2005

PROPERTY	TONS/TONNES OF ORE (millions)	AVERAGE GOLD GRADE (ounces per ton/ grams per tonne)	GOLD CONTAINED OUNCES(5) (millions)

Pipeline GSR1	102.2 / 92.7	0.030 / 1.02	3.040(6)
Pipeline GSR2	48.2 / 43.7	0.029 / 0.98	1.380(6)
Pipeline GSR3	150.3 / 136.3	0.029 / 1.01	4.420(6)
Pipeline NVR1	116.6 / 105.8	0.028 / 0.97	3.281(6)
Leeville North	5.1 / 4.6	0.465 / 15.94	2.381
Leeville South	0.086 / 0.078	0.371 / 12.72	0.032
SJ Claims - Goldstrike	64.9 / 58.9	0.137 / 4.70	8.898
Bald Mountain	45.4 / 41.3	0.039 / 1.34	1.778
Mulatos	40.6 / 36.8	0.047 / 1.61	1.892
Robinson	160.4 / 145.5	0.007 / 0.24	1.160
Taparko	9.4 / 8.5	0.087 / 2.98	0.827
Taparko	9.4 / 8.5	0.087 / 2.98	0.827

Proven and Probable Silver Reserves(1)
as of December 31, 2005

PROPERTY	ROYALTY(2)	OPERATOR	CATEGORY(7)

Martha	2.0% NSR	Coeur d’Alene	Reserve
Troy	Tiered GSR	Revett(3)	Reserve

PROPERTY	TONS/TONNES OF ORE (millions)	AVERAGE SILVER GRADE (ounces per ton/ grams per tonne)	SILVER CONTAINED OUNCES(5) (millions)

Martha	0.067 / 0.061	60.3 / 2,067.4	4.054
Troy	10.4 / 9.4	1.41 / 48.34	14.651

Proven and Probable Copper Reserves(1)
as of December 31, 2005

PROPERTY	ROYALTY(2)	OPERATOR	CATEGORY(8)

Troy	Tiered GSR	Revett(3)	Reserve
Robinson	3.0% NSR	Quadra(3)	Reserve

PROPERTY	TONS/TONNES OF ORE (millions)	AVERAGE COPPER GRADE (% Cu)	COPPER CONTAINED POUNDS(5) (millions)

Troy	10.4 / 9.4	0.60	124.854
Robinson	160.4 / 145.5	0.69	2,213

See footnotes to this table on page 10.

FOOTNOTES TO TABLE 1

(1)	“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

(2)	See text of press release under heading “Royalty Profiles” for definitions of various royalty classifications.

(3)

Some of our royalty operators are Canadian issuers.  Their definitions of “mineral reserve,” “proven mineral reserve” and “probable mineral reserve” conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators.

(4)

Gold reserves were calculated by the various operators at $400 per ounce except for the Robinson mine where Quadra calculated reserves at $425 per ounce, and the Mulatos mine where Alamos calculated reserves at $350 per ounce.

(5)

“Contained ounces” or “contained pounds” are before an allowance for dilution of ore in the mining process.  The amounts shown are 100% of the reserves subject to our royalty interests and do not take into account losses in processing the ore.

(6)	GSR1, GSR2 and NVR1 reserves are a subset of the reserves covered by GSR3.

(7)	Slver reserves were calculated by the operators at $7.00 per ounce for Troy and $6.50 per ounce for Martha.

(8)	Copper reserves were calculated by the operators at $1.60 per pound for Troy and $1.15 per pound for Robinson.

NOTE:  Quadra, the operator of the Robinson mine, has reported that no molybdenum values were used in the update of the ore reserves nor will a molybdenum grade be reported because of the level of understanding and support for estimating grade and tons (tonnes).

TABLE 2
Royal Gold’s Royalty Portfolio

Gold Additional Mineralized Material(1)
as of December 31, 2005

PROPERTY	ROYALTY(2)	OPERATOR	MINERALIZED MATERIAL

Pipeline GSR1	0.40 - 5.0% GSR	Barrick	Measured(3,4)
	(sliding-scale)		Indicated(3,4)
Inferred(3,4)
Pipeline GSR2	0.72 - 9.0% GSR	Barrick	Measured(3,4)
	(sliding-scale)		Indicated(3,4)
Inferred(3,4)
Pipeline GSR3	0.71% GSR	Barrick	Measured(3,4)
Indicated(3,4)
Inferred(3,4)
Pipeline NVR1	0.39% NVR	Barrick	Measured(3,4)
Indicated(3,4)
Inferred(3,4)
Leeville North	1.8% NSR	Newmont	Measured
Indicated
Inferred
Leeville South	1.8% NSR	Newmont	Measured
Indicated
Inferred
Bald Mountain	1.75 - 3.5% NSR	Barrick	Measured & Indicated(3)
	(sliding-scale)		Inferred(3)
Mulatos	0.03 - 1.5% NSR	Alamos	Measured(3)
	(sliding-scale)		Indicated(3)
Inferred(3)

TABLE 2
Royal Gold’s Royalty Portfolio

Gold Additional Mineralized Material(1)
as of December 31, 2005

PROPERTY	TONS/TONNES OF ORE (millions)	AVERAGE GOLD GRADE (ounces per ton/ grams per tonne)

Pipeline GSR1	9.7 / 8.8	0.029 / 0.98
	46.8 / 42.4	0.021 / 0.71
	18.7 / 16.9	0.022 / 0.76
Pipeline GSR2	9.4 / 8.5	0.044 / 1.52
	45.8 / 41.5	0.029 / 1.01
	5.7 / 5.2	0.031 / 1.06
Pipeline GSR3	19.1 / 17.3	0.036 / 1.25
	92.6 / 84.0	0.025 / 0.86
	24.4 / 22.1	0.024 / 0.83
Pipeline NVR1	14.7 / 13.4	0.040 / 1.37
	66.7 / 60.5	0.027 / 0.92
	15.0 / 13.6	0.024 / 0.83
Leeville North	--	--
	--	--
	1.4 / 1.2	0.435 / 14.91
Leeville South	0.021 / 0.019	0.300 / 10.3
	--	--
	--	--
Bald Mountain	12.5 / 11.4	0.025 / 0.857
	8.0 / 7.3	0.030 / 1.029
Mulatos	16.3 / 14.8	0.035 / 1.21
	136.9 / 124.2	0.025 / 0.84
	--	--

Silver Additional Mineralized Material(1)
as of December 31, 2005

PROPERTY	ROYALTY(2)	OPERATOR	MINERALIZED MATERIAL	TONS/TONNES OF ORE (millions)	AVERAGE SILVER GRADE (ounces per ton/grams per tonne)

Martha	2% NSR	Coeur	Measured	0.025 / 0.023	38.5 / 1,319
		d’Alene	Indicated	0.017 / 0.015	31.21 / 1,070
			Inferred	0.093 /0.084	49.8 / 1,707
Troy	Tiered GSR	Revett	Measured(3)	40.2 /36.5	1.51 / 51.8
			Indicated(3)	6.1 / 5.5	1.72 / 59.0
			Inferred(3)	--	--

Copper Additional Mineralized Material(1)
as of December 31, 2005

PROPERTY	ROYALTY(2)	OPERATOR	MINERALIZED MATERIAL	TONS/TONNES OF ORE (millions)	AVERAGE COPPER GRADE (%)

Troy	Tiered GSR	Revett	Measured(3)	40.2 / 36.5	0.76 / 0.76
			Indicated(3)	6.1 / 5.5	0.66 / 0.66
			Inferred(3)	--	--

See footnotes to this table on page 13.

FOOTNOTES TO TABLE 2

(1)

Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. The U.S. Securities and Exchange Commission does not recognize this term.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

“Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Investors are cautioned not to assume that part or all of an inferred mineral resource exists, or is economically or legally mineable.

(2)	See text of press release under heading “Royalty Profiles” for definitions of various royalty classifications.

(3)

Some of our royalty operators are Canadian issuers.  Their definitions of “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” conforms to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators.  Mineral resources which are not mineral reserves do not have demonstrated economic viability.  Canadian issuers use the terms “mineral resources” and its subcategories “measured,” “indicated” and “inferred” mineral resources.  While such terms are recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize them.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

“Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Investors are cautioned not to assume that part or all of an inferred mineral resource exists, or is economically or legally mineable.

(4)	GSR1, GSR2 and NVR1 mineralized material are a subset of the mineralized material covered by GSR3.

NOTE: Mineralized material was not reported by the operators for the SJ Claims-Goldstrike or the Robinson mines.

TABLE 3

Royal Gold’s Royalty Portfolio
Calendar Year 2006 Production Estimates

ROYALTY	OPERATOR	METAL	PRODUCTION(1)

Pipeline GSR1	Barrick	Gold	385,000 oz
Pipeline GSR3	Barrick	Gold	385,000 oz
Pipeline NVR1	Barrick	Gold	213,000 oz
Leeville North	Newmont	Gold	209,000 oz
Leeville South	Newmont	Gold	32,000 oz
SJ Claims-Goldstrike	Barrick	Gold	903,000 oz
Bald Mountain	Barrick	Gold	See footnote(2)
Mulatos(3)	Alamos Gold	Gold	139,000 oz
Robinson(4)	Quadra Mining	Gold	53,500 oz
Martha	Coeur d’Alene	Silver	2.5 million oz
Troy	Revett	Silver	1.8 million oz
Troy	Revett	Copper	15.6 million lbs.
Robinson(4)	Quadra Mining	Copper	128 - 132 million lbs.
Robinson(4)	Quadra Mining	Molybdenum	0.5 - 1.0 million lbs.

(1)	Production estimates were provided by the various operators and are in ounces for gold and silver and pounds for copper and molybdenum.
(2)

Barrick has informed the Company that it is assessing current mine plans at Bald Mountain and will have production guidance around mid-calendar 2006.  At such time, Royal Gold will update production guidance related to the Company’s royalty at Bald Mountain.

(3)	Production estimates are for the full year. Receipt of royalty revenue commenced April 1, 2006.
(4)	Production estimates are for the full year. Receipt of royalty revenue is estimated to commence July 1, 2006.

SOURCE  Royal Gold, Inc.
          -0-                                        04/11/2006
          /CONTACT:  Stanley Dempsey, Chairman & Chief Executive Officer, or Karen
Gross, Vice President & Corporate Secretary, both of Royal Gold, Inc.,
+1-303-573-1660/
          /Web site:  http://www.royalgold.com /